SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other       (Commission File Number)           (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5.  Other Events.
         ------------

On September 21, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a new member of the Company's board of directors.

Item 7.  Exhibits.
         --------

Exhibit 99.1 Company Press Release dated September 21, 2000, titled "Max Lukens Joins Stewart & Stevenson as New Director."

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STEWART & STEVENSON SERVICES, INC.



Date:  September 20, 2000           By:  /s/ JOHN H. DOSTER
                                         Name:  John H. Doster
                                         Title: Senior Vice President
                                                and Chief Financial
                                                Officer